united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22624

Arrow ETF Trust

(Exact name of registrant as specified in charter)

6100 Chevy Chase Drive Suite 100 Laurel, MD 20707

(Address of principal executive offices) (Zip code)

Corporation Service Company

2711 Little Falls Drive

Wilmington, Delaware 19808

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 1/31

Date of reporting period: 1/31/22

Item 1. Reports to Stockholders.

Arrow Dow Jones Global Yield ETF

GYLD

Annual Report

January 31, 2022

1-877-277-6933

1-877-ARROW-FD

www.ArrowFunds.com

Dear Shareholder:

We are pleased to present this annual report for the Arrow Dow Jones Global Yield ETF (“GYLD” or the “Fund”) for the year ended January 31, 2022.

GYLD seeks investment results that generally correspond to the price and yield performance, before fees and expenses, of the Dow Jones Global Composite Yield Index (the “Index”).

The Fund’s portfolio is managed to generally correspond to the holdings of the Index, which sources its return and yield from equally weighted exposure to five sub-indexes. With 30 holdings in each of the five sub-index baskets, the Index is comprised of 150 total holdings. From time to time, the Fund holdings may not precisely replicate the Index due to factors including, but not limited to, the availability of the holdings, liquidity, currency denominations and other market factors. The Index generally starts with 150 total holdings during its annual reconstitution. Throughout the year, some components may be dropped from the Index if they fail to continue qualifying based on the screening methodology. The next annual Index reconstitution is scheduled for March 31, 2022. Variance in holdings, timing of trades, costs of trade execution, management fees and other factors may lead to portfolio tracking discrepancies from the Index. For the year ended January 31, 2022, using weekly data, the Fund has tracked the composite Index’s performance with 93.0% correlation.

Management’s Discussion of Fund Performance

All Fund performance is based on net asset value (“NAV”) and assumes the reinvestment of distributions, without regard to individual taxes or withholdings. Index returns assume reinvestment of distributions, but do not include fees. Individual performance will vary due to a number of factors including, but not limited to, trading commissions, bid/ask spreads, premiums/discounts relative to NAV, time of trading and other potential market factors—please refer to the Fund’s prospectus for more information.

For the one-year period ended January 31, 2022, the performance of GYLD was 14.75% while the Index was 15.57%. Since GYLD’s inception on May 8, 2012 (first trade date) through January 31, 2022, the Fund has an annualized total return of 1.74% and the Index has returned 2.77%. For broad market domestic equity comparisons, the U.S. stock market, as represented by the S&P 500 Index, returned 23.29% for the one-year period through January 31, 2022. The domestic bond market ended the one-year reporting period with a loss of -2.97%, as represented by the Bloomberg U.S. Aggregate Bond Index. Overall, GYLD strongly outperformed some of the popular broad-based international market benchmarks. Returns in the international equity markets were healthy but lagged the U.S. equity markets, with the MSCI EAFE (USD Net) Equity Index up 7.52% for the year. On the international bonds front, the Bloomberg Global Aggregate (ex/US) Bond Index was down -7.92% for the year.

For the one-year period through January 31, 2022, four of the five category baskets had positive returns on a standalone basis. Global Sovereign Debt was down -3.34%, Global Corporate High Yield was up 3.60% and Global Equity was up 16.18% for the period. Global Real Estate was up 19.52% and Global Alternative Yield was up 41.54%. Due to the COVID crisis and the effect on consumption and demand, the Energy sector had a difficult 2020 but came back strongly during 2021 as demand re-emerged and production had been taken off-line. The MSCI World Energy Sector Index was up 59.13% during the one-year period ended January 31, 2022. 24.88% of the market value of the Fund’s holdings were in the Energy sector at January 31, 2022. The Fund benefited throughout the year from the Energy Sector’s rebound from 2020’s lows.

The Fund generally pays distributions monthly, or as needed if special distributions are required. As of the last distribution made during the reporting period on January 31, 2022, the Fund’s 30-day U.S. Securities and Exchange Commission yield was 5.42% and the 12-month distribution rate was 5.50%.

For more information about current performance, holdings or historical premiums/discounts, please visit our website at www.arrowfunds.com. We are grateful for your continued confidence in our company.

Sincerely,

Joseph J. Barrato

Chief Executive Officer

Arrow Investment Advisors, LLC

March 2022

AD-031621

Arrow Dow Jones Global Yield ETF

PORTFOLIO REVIEW (Unaudited)

January 31, 2022

The Fund’s performance figures* for the period January 31 2022, as compared to its benchmark:

				Annualized
		Annualized	Annualized	Since Inception** -
	One Year	Three Years	Five Years	January 31, 2022
Arrow Dow Jones Global Yield ETF - NAV	14.75%	2.51%	1.99%	1.74%
Arrow Dow Jones Global Yield ETF - Market Price	16.43%	2.88%	1.97%	1.54%
Dow Jones Global Composite Yield Index ***	15.57%	3.90%	3.11%	2.77%

*	The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or on the sale of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.arrowfunds.com or by calling 1-877-277-6933.

The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund as calculated in accordance with the standard formula for valuing shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using market price or bid/ask as of the market close on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception (5/2/2012) to the first day of secondary market trading shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.arrowfunds.com. The Fund’s total annual operating expenses are 0.75% per the June 1, 2021 prospectus. Please see the Financial Highlights for a more recent expense ratio.

**	Commencement of trading was May 8, 2012.

***	The Dow Jones Global Composite Yield Index is constructed by equally weighting the five global high-yield index baskets, each of which is made up of 30 equally weighted components. Investors cannot invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Arrow Dow Jones Global Yield ETF

PORTFOLIO REVIEW (Unaudited)(Continued)

January 31, 2022

The Fund’s Holdings by Country as of January 31, 2022 are as follows:

Country	% of Net Assets
United States	53.2%
Hong Kong	9.0%
South Africa	4.8%
Canada	3.6%
Australia	3.5%
Indonesia	3.4%
Brazil	3.3%
Turkey	3.0%
Mexico	2.8%
Netherlands	2.0%
Peru	2.0%
Colombia	1.9%
France	1.6%
United Kingdom	1.6%
Russian Federation	1.3%
Hungary	0.7%
Japan	0.7%
Panama	0.7%
Spain	0.7%
Chile	0.5%
Israel	0.5%
Liabilities in Excess of Other Assets	(0.8)%
100.0%

The Fund’s Top Holdings by Sector as of January 31, 2022 are as follows:

Asset Sector	% of Net Assets
Real Estate	25.3%
Energy	25.0%
Sovereign	19.4%
Materials	8.4%
Communications	5.6%
Industrials	4.8%
Financials	3.6%
Utilities	3.2%
Consumer Staples	2.3%
Consumer Discretionary	1.9%
Health Care	1.3%
Liabilities In Excess Of Other Assets	(0.8)%
100.0%

Please refer to the Schedule of Investments in this Annual Report for a detailed listing of the Fund’s holdings.

ARROW DOW JONES GLOBAL YIELD ETF

SCHEDULE OF INVESTMENTS

January 31, 2022

Shares		Fair Value
	COMMON STOCKS — 44.4%
	BANKING - 0.8%
693,184	China Minsheng Banking Corp Ltd., H Shares	$275,603

	CHEMICALS - 1.4%
43,978	Chemtrade Logistics Income Fund	252,210
854,335	China Sanjiang Fine Chemicals Company Ltd.	254,209
		506,419
	ELECTRIC UTILITIES - 1.1%
393,376	China Power International Development Ltd.	194,242
114,622,657	Federal Grid Company Unified Energy System PJSC	211,965
		406,207
	ENGINEERING & CONSTRUCTION - 0.7%
562,776	Sinopec Engineering Group Company Ltd., H Shares	273,558

	GAS & WATER UTILITIES - 0.7%
12,127	Enagas S.A.	261,616

	HEALTH CARE REIT - 1.5%
4,841	National Health Investors, Inc.	279,955
9,750	Omega Healthcare Investors, Inc.	306,931
		586,886
	INDUSTRIAL REIT - 1.4%
120,500	Ascendas Real Estate Investment Trust	246,175
10,811	Industrial Logistics Properties Trust	247,896
		494,071
	INSTITUTIONAL FINANCIAL SERVICES - 0.7%
74,975	Coronation Fund Managers Ltd.	249,294

	INSURANCE - 0.8%
332,390	PICC Property & Casualty Company Ltd., H Shares	308,646

	MACHINERY - 0.8%
980,320	Lonking Holdings Ltd.	285,409

See accompanying notes to financial statements.

ARROW DOW JONES GLOBAL YIELD ETF

SCHEDULE OF INVESTMENTS (Continued)

January 31, 2022

Shares		Fair Value
	COMMON STOCKS — 44.4% (Continued)
	METALS & MINING - 4.5%
1,805,233	Adaro Energy Tbk P.T.	$282,028
117,230	China Shenhua Energy Company Ltd., H Shares	286,874
19,534	Fortescue Metals Group Ltd.	274,382
7,571	Kumba Iron Ore Ltd.	266,364
8,617	Labrador Iron Ore Royalty Corporation	265,392
127,842	Yankuang Energy Group Company Ltd.	269,556
		1,644,596
	MULTI ASSET CLASS REIT - 5.7%
73,810	Charter Hall Long Wale REIT	251,495
3,408	Covivio	282,979
267,039	Fibra Uno Administracion S.A. de CV	274,570
17,066	Global Net Lease, Inc.	244,726
280,348	Growthpoint Properties Ltd.	266,150
21,615	H&R Real Estate Investment Trust	219,608
349,153	Mapletree North Asia Commercial Trust	279,118
3,299	WP Carey, Inc.	256,002
		2,074,648
	OFFICE REIT - 4.4%
20,784	Brandywine Realty Trust	267,282
14,263	City Office REIT, Inc.	254,309
34,350	Dexus	248,895
43,882	Franklin Street Properties Corporation	243,545
10,873	Office Properties Income Trust	277,044
3,887	SL Green Realty Corporation	281,885
		1,572,960
	OIL & GAS PRODUCERS - 3.9%
26,892	Antero Midstream Corporation	267,575
39,656	EnLink Midstream, LLC	315,662
1	Equitrans Midstream Corporation	8
9,324	Hess Midstream, L.P., A	273,753
19,223	Kimbell Royalty Partners, L.P.	274,889

See accompanying notes to financial statements.

ARROW DOW JONES GLOBAL YIELD ETF

SCHEDULE OF INVESTMENTS (Continued)

January 31, 2022

Shares		Fair Value
	COMMON STOCKS — 44.4% (Continued)
	OIL & GAS PRODUCERS - 3.9% (Continued)
26,024	Plains GP Holdings, L.P., Class A	$300,057
		1,431,944
	REAL ESTATE OWNERS & DEVELOPERS - 3.1%
529,545	Agile Group Holdings Ltd.	279,817
677,817	Guangzhou R&F Properties Company Ltd., H Shares	300,790
1,062,881	Poly Property Group Company Ltd.	279,455
3,239,567	Yuzhou Group Holdings Company Ltd.	261,759
		1,121,821
	RETAIL REIT – 6.0%
84,988	Charter Hall Retail REIT	240,917
8,561	Getty Realty Corporation	254,005
111,602	Hyprop Investments Ltd.	260,409
300	Japan Retail Fund Investment Corporation	252,079
11,405	Klepierre S.A.	300,632
5,403	Primaris REIT	60,244
15,758	RioCan Real Estate Investment Trust	274,336
10,770	SmartCentres Real Estate Investment Trust	260,447
5,590	Spirit Realty Capital, Inc.	265,301
		2,168,370
	SPECIALTY REIT - 0.7%
129,735	Waypoint REIT	248,538

	STEEL - 0.8%
14,212	Severstal PAO	276,327

	TELECOMMUNICATIONS - 3.1%
21,127	Lumen Technologies, Inc.	261,130
35,608	Mobile TeleSystems Public Joint Stock Company - ADR	272,045
32,461	Telefonica Brasil S.A. - ADR	304,484
62,810	Telefonica S.A.	291,361
		1,129,020
	TOBACCO & CANNABIS - 1.6%
7,512	British American Tobacco plc	319,639

See accompanying notes to financial statements.

ARROW DOW JONES GLOBAL YIELD ETF

SCHEDULE OF INVESTMENTS (Continued)

January 31, 2022

Shares		Fair Value
	COMMON STOCKS — 44.4% (Continued)
	TOBACCO & CANNABIS - 1.6% (Continued)
4,152,971	Hanjaya Mandala Sampoerna Tbk P.T.	$273,717
		593,356
	TRANSPORTATION & LOGISTICS - 0.7%
36,615	Globaltrans Investment plc - ADR	255,207

	TOTAL COMMON STOCKS (Cost $15,570,999)	16,164,496

	MASTER LIMITED PARTNERSHIPS — 17.4%

	GAS & WATER UTILITIES - 0.7%
18,206	Suburban Propane Partners, L.P.	269,995

	METALS & MINING - 0.0%(a)
1	Natural Resource Partners, L.P.	37

	OIL & GAS PRODUCERS - 15.2%
16,688	BP Midstream Partners, L.P.	293,041
10,248	Crestwood Equity Partners, L.P.	281,615
10,080	DCP Midstream, L.P.	286,373
5,961	Delek Logistics Partners, L.P.	267,053
32,106	Energy Transfer, L.P.	307,254
12,038	Enterprise Products Partners, L.P.	284,578
24,563	Genesis Energy, L.P.	277,316
11,453	Global Partners, L.P.	308,200
5,810	Magellan Midstream Partners, L.P.	283,935
8,678	MPLX, L.P.	284,812
18,104	NuStar Energy, L.P.	303,785
11,831	Oasis Midstream Partners, L.P.	282,288
23,133	PBF Logistics, L.P.	302,348
6,961	Phillips 66 Partners, L.P.	291,527
28,369	Plains All American Pipeline, L.P.	305,534
24,082	Rattler Midstream, L.P.	313,066
23,062	Shell Midstream Partners, L.P.	293,349

See accompanying notes to financial statements.

ARROW DOW JONES GLOBAL YIELD ETF

SCHEDULE OF INVESTMENTS (Continued)

January 31, 2022

Shares		Fair Value
	MASTER LIMITED PARTNERSHIPS — 17.4% (Continued)
	OIL & GAS PRODUCERS - 15.2% (Continued)
6,601	Sunoco, L.P.	$296,583
12,400	Western Midstream Partners, L.P.	295,616
		5,558,273
	OIL & GAS SERVICES & EQUIPMENT - 0.7%
16,158	USA Compression Partners, L.P.	254,489

	TRANSPORTATION & LOGISTICS - 0.8%
19,089	KNOT Offshore Partners, L.P.	274,309

	TOTAL MASTER LIMITED PARTNERSHIPS (Cost $4,733,691)	6,357,103

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	CORPORATE BONDS — 19.6%
	AEROSPACE & DEFENSE — 0.7%
234,000	Embraer Netherlands Finance BV	5.4000	02/01/27	239,256

	ASSET MANAGEMENT — 0.7%
240,000	Icahn Enterprises, L.P. / Icahn Enterprises	5.2500	05/15/27	242,267

	BIOTECH & PHARMA — 0.6%
255,000	Teva Pharmaceutical Finance Netherlands III BV	3.1500	10/01/26	234,600

	CHEMICALS — 0.6%
200,000	Methanex Corporation	5.1250	10/15/27	203,050

	COMMERCIAL SUPPORT SERVICES — 0.6%
235,000	CoreCivic, Inc.	8.2500	04/15/26	245,914

	ELECTRIC UTILITIES — 0.7%
240,000	PG&E Corporation	5.2500	07/01/30	238,408

	ENTERTAINMENT CONTENT — 0.6%
240,000	AMC Networks, Inc.	4.2500	02/15/29	231,218

See accompanying notes to financial statements.

ARROW DOW JONES GLOBAL YIELD ETF

SCHEDULE OF INVESTMENTS (Continued)

January 31, 2022

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	CORPORATE BONDS — 19.6% (Continued)
	FORESTRY, PAPER & WOOD PRODUCTS — 0.6%
240,000	Mercer International, Inc.	5.1250	02/01/29	$237,102

	HEALTH CARE FACILITIES & SERVICES — 0.7%
240,000	Encompass Health Corporation	4.7500	02/01/30	237,380

	HOUSEHOLD PRODUCTS — 0.6%
240,000	Central Garden & Pet Company	4.1250	10/15/30	231,094

	LEISURE FACILITIES & SERVICES — 0.7%
240,000	MGM Resorts International	4.7500	10/15/28	238,421

	OIL & GAS PRODUCERS — 4.6%
220,000	Ecopetrol S.A.	6.8750	04/29/30	236,170
230,000	Matador Resources Company	5.8750	09/15/26	233,481
236,000	Murphy Oil Corporation	5.8750	12/01/27	239,675
225,000	NuStar Logistics, L.P.	6.0000	06/01/26	236,270
240,000	Petrobras Global Finance BV	5.0930	01/15/30	243,784
220,000	Southwestern Energy Company	5.3750	03/15/30	225,752
240,000	Sunoco, L.P. / Sunoco Finance Corporation	4.5000	05/15/29	235,376
				1,650,508
	OIL & GAS SERVICES & EQUIPMENT — 0.6%
225,000	USA Compression Partners, L.P. / USA Compression	6.8750	09/01/27	231,273

	PUBLISHING & BROADCASTING — 0.6%
250,000	Lamar Media Corporation	3.6250	01/15/31	232,909

	REAL ESTATE INVESTMENT TRUSTS — 1.9%
215,000	Diversified Healthcare Trust	9.7500	06/15/25	228,381
241,000	RHP Hotel Properties, L.P. / RHP Finance	4.7500	10/15/27	237,798
220,000	Service Properties Trust	7.5000	09/15/25	232,225
				698,404
	REAL ESTATE OWNERS & DEVELOPERS — 0.6%
230,000	Kennedy-Wilson, Inc.	4.7500	03/01/29	228,782

See accompanying notes to financial statements.

ARROW DOW JONES GLOBAL YIELD ETF

SCHEDULE OF INVESTMENTS (Continued)

January 31, 2022

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	CORPORATE BONDS — 19.6% (Continued)
	RETAIL - DISCRETIONARY — 1.2%
200,000	L Brands, Inc.	6.8750	11/01/35	$230,378
240,000	Nordstrom, Inc.	4.3750	04/01/30	225,203
				455,581
	SPECIALTY FINANCE — 0.6%
250,000	Navient Corporation	5.5000	03/15/29	244,724

	STEEL — 0.6%
200,000	United States Steel Corporation	6.8750	03/01/29	203,046

	TELECOMMUNICATIONS — 1.3%
220,000	Embarq Corporation	7.9950	06/01/36	226,794
195,000	United States Cellular Corporation	6.7000	12/15/33	216,586
				443,380
	TRANSPORTATION & LOGISTICS — 0.5%
182,621	American Airlines 2015-1 Class A Pass Through	3.3750	05/01/27	180,721

	TOTAL CORPORATE BONDS (Cost $7,409,734)			7,148,038

	NON U.S. GOVERNMENT & AGENCIES — 19.4%
	SOVEREIGN — 19.4%
125,000	Brazilian Government International Bond	4.2500	01/07/25	131,513
230,000	Brazilian Government International Bond	6.0000	04/07/26	255,363
190,000	Brazilian Government International Bond	10.1250	05/15/27	250,088
350,000	Brazilian Government International Bond	3.8750	06/12/30	329,987
230,000	Brazilian Government International Bond	5.6250	01/07/41	225,418
171,000	Chile Government International Bond	3.8600	06/21/47	175,277
260,000	Colombia Government International Bond	8.1250	05/21/24	291,737
184,000	Colombia Government International Bond	6.1250	01/18/41	180,299
174,000	Hungary Government International Bond	7.6250	03/29/41	273,974
200,000	Indonesia Government International Bond	3.5000	01/11/28	210,308
200,000	Indonesia Government International Bond	4.3500	01/11/48	213,324
250,000	Indonesia Government International Bond	4.2000	10/15/50	266,992
165,000	Israel Government International Bond	4.5000	01/30/43	201,116
190,000	Mexico Government International Bond	4.1250	01/21/26	205,023

See accompanying notes to financial statements.

ARROW DOW JONES GLOBAL YIELD ETF

SCHEDULE OF INVESTMENTS (Continued)

January 31, 2022

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	NON U.S. GOVERNMENT & AGENCIES — 19.4% (Continued)
	SOVEREIGN — 19.4% (Continued)
190,000	Mexico Government International Bond	7.5000	04/08/33	$257,338
357,000	Mexico Government International Bond	4.7500	03/08/44	369,700
175,000	Mexico Government International Bond	4.6000	02/10/48	176,025
190,000	Panama Government International Bond	8.8750	09/30/27	250,765
250,000	Peruvian Government International Bond	4.1250	08/25/27	270,600
205,000	Peruvian Government International Bond	2.8440	06/20/30	202,655
205,000	Peruvian Government International Bond	5.6250	11/18/50	271,221
364,000	Republic of South Africa Government International	4.6650	01/17/24	380,268
140,000	Republic of South Africa Government International	4.8750	04/14/26	147,102
237,000	Republic of South Africa Government International	6.2500	03/08/41	242,208
230,000	Republic of South Africa Government International	5.0000	10/12/46	198,589
239,000	Turkey Government International Bond	3.2500	03/23/23	237,316
200,000	Turkey Government International Bond	4.2500	03/13/25	189,022
200,000	Turkey Government International Bond	6.1250	10/24/28	185,351
385,000	Turkey Government International Bond	6.0000	01/14/41	312,600
240,000	Turkey Government International Bond	5.7500	05/11/47	184,834
	TOTAL NON U.S. GOVERNMENT & AGENCIES (Cost $7,033,982)			7,086,013

	TOTAL INVESTMENTS - 100.8% (Cost $34,748,406)			$36,755,650
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.8)%			(288,055)
	NET ASSETS - 100.0%			$36,467,595

ADR	- American Depositary Receipt

LLC	- Limited Liability Company

LP	- Limited Partnership

LTD	- Limited Company

PJSC	- Public Joint-Stock Company

PLC	- Public Limited Company

P.T.	- Perseroan Terbatas

REIT	- Real Estate Investment Trust

S.A.	- Société Anonyme

S.A. de CV	- Sociedad Anonima de Capital Variable

(a)	Percentage rounds to less than 0.1%.

See accompanying notes to financial statements.

Arrow Dow Jones Global Yield ETF
STATEMENT OF ASSETS AND LIABILITIES
January 31, 2022

ASSETS
Investment securities:
At cost	$34,748,406
At value	$36,755,650
Foreign cash (cost $531,378)	506,896
Dividends and interest receivable	391,358
TOTAL ASSETS	37,653,904

LIABILITIES
Due to custodian	1,164,240
Investment advisory fees payable	22,069
TOTAL LIABILITIES	1,186,309
NET ASSETS	$36,467,595

Net Assets Consist Of:
Paid in capital	$111,388,189
Accumulated deficit	(74,920,594)
NET ASSETS	$36,467,595

Net Asset Value Per Share:
Net Assets	$36,467,595
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	2,475,000
Net asset value (Net Assets ÷ Shares Outstanding)	$14.73	(a)

(a)	The NAV shown above differs from the traded NAV on January 31, 2022 due to financial statement rounding and/or financial statement adjustments.

See accompanying notes to financial statements.

Arrow Dow Jones Global Yield ETF
STATEMENT OF OPERATIONS
For the Year Ended January 31, 2022

INVESTMENT INCOME
Dividends (net of foreign withholding tax of $132,018)	$1,977,463
Interest	736,598
TOTAL INVESTMENT INCOME	2,714,061

EXPENSES
Investment advisory fees	302,497
TOTAL EXPENSES	302,497
NET INVESTMENT INCOME	2,411,564

REALIZED AND UNREALIZED GAIN(LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain on:
Investments	2,718,617
Foreign currency transactions	16,913
2,735,530
Net change in unrealized appreciation (depreciation) on:
Investments	456,615
Foreign currency translations	(16,709)
439,906

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY	3,175,436
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,587,000

See accompanying notes to financial statements.

Arrow Dow Jones Global Yield ETF
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year	For the Year
	Ended	Ended
	January 31, 2022	January 31, 2021
FROM OPERATIONS
Net investment income	$2,411,564	$2,371,181
Net realized gain (loss) on investments and foreign currency transactions	2,735,530	(12,991,877)
Net change in unrealized appreciation on investments and foreign currency translations	439,906	5,354,853
Net increase (decrease) in net assets resulting from operations	5,587,000	(5,265,843)

DISTRIBUTIONS TO SHAREHOLDERS
From return of capital	—	(1,667,523)
Total other distributions paid	(2,214,562)	(1,048,872)
Net decrease in net assets resulting from distributions to shareholders	(2,214,562)	(2,716,395)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	—	841,128
Cost of shares redeemed	(5,574,933)	(5,766,200)
Net decrease in net assets resulting from shares of beneficial interest	(5,574,933)	(4,925,072)

TOTAL DECREASE IN NET ASSETS	(2,202,495)	(12,907,310)

NET ASSETS
Beginning of Year	38,670,090	51,577,400
End of Year	$36,467,595	$38,670,090

SHARE ACTIVITY
Shares sold	—	75,000
Shares redeemed	(375,000)	(525,000)
Net decrease in shares of beneficial interest outstanding	(375,000)	(450,000)

See accompanying notes to financial statements.

Arrow Dow Jones Global Yield ETF
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year

	For the Year		For the Year	For the Year	For the Year	For the Year
	Ended		Ended	Ended	Ended	Ended
	January 31, 2022		January 31, 2021	January 31, 2020	January 31, 2019	January 31, 2018
Net asset value, beginning of year	$13.57		$15.63	$16.87	$18.66	$18.92
Activity from investment operations:
Net investment income (1)	0.89		0.77	1.14	1.16	1.04
Net realized and unrealized gain (loss) on investments and foreign currency	1.08		(1.96)	(1.04)	(1.69)	(0.09)
Total from investment operations	1.97		(1.19)	0.10	(0.53)	0.95
Less distributions from:
Net investment income	(0.81)		(0.32)	(0.95)	(0.69)	(0.72)
Return of capital	—		(0.55)	(0.39)	(0.57)	(0.49)
Total distributions	(0.81)		(0.87)	(1.34)	(1.26)	(1.21)

Net asset value, end of year	$14.73		$13.57	$15.63	$16.87	$18.66
Total return (3)	14.60	% (4)	(6.67)%	0.59%	(2.69)%	5.30	% (4)
Net assets, at end of year (000s)	$36,468		$38,670	$51,577	$61,998	$110,567

Ratio of net expenses to average net assets	0.75%		0.75%	0.75%	0.75%	0.75%
Ratio of net investment income to average net assets	5.98%		6.33%	6.97%	6.72%	5.60%
Portfolio Turnover Rate (2)	66%		80%	72%	69%	90%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for each year.

(2)	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

(3)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of the period. Distributions are assumed, for the purpose of this calculation, to be reinvested at the ex-dividend date net asset value per share on their respective payment dates.

(4)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes to financial statements.

ARROW DOW JONES GLOBAL YIELD ETF
NOTES TO FINANCIAL STATEMENTS

January 31, 2022

1.	ORGANIZATION

The Arrow Dow Jones Global Yield ETF (the “Fund”) is a diversified series of shares of beneficial interest of Arrow ETF Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on August 29, 2011 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund’s investment objective is to seek investment results that generally correspond (before fees and expenses) to the price and yield performance of the Dow Jones Global Yield Index (the “Index”). The investment objective is non-fundamental. The Fund commenced operations on May 2, 2012.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standards Update (“ASU”) 2013-08.

Securities valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) using methods that include consideration of current market quotations from a major market maker in the securities and consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. If market quotations are not readily available or if Arrow Investment Advisors, LLC (the “Advisor”) believes the market quotations are not reflective of market value, securities will be valued at their fair value as determined in good faith by the Advisor and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”), subject to review by the Board. The Board will review the fair value method in use for securities requiring a fair market value determination and supporting documentation from the Advisor at least quarterly for consistency with the Procedures. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the NYSE close.

ARROW DOW JONES GLOBAL YIELD ETF

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2022

Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of January 31, 2022 for the Fund’s assets measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$16,164,496	$—	$—	$16,164,496
Corporate Bonds	—	7,148,038	—	7,148,038
Master Limited Partnerships	6,357,103	—	—	6,357,103
Non U.S. Government & Agencies	—	7,086,013	—	7,086,013
Total	$22,521,599	$14,234,051	$—	$36,755,650

The Fund did not hold any Level 3 securities during the period.

*	See Schedule of Investments for industry classification.

ARROW DOW JONES GLOBAL YIELD ETF

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2022

In accordance with the Fund’s investment objectives, the Fund may have increased or decreased exposure to one or more of the following risk factors defined below:

Real Estate Investment Trust Risk (REIT) – Investments in securities of real estate companies involve risks including, among others, adverse changes in national, state or local real estate conditions; obsolescence of properties; changes in the availability, cost and terms of mortgage funds; and the impact of changes in environmental laws. The value of a REIT can depend on the structure of and cash flow generated by the REIT. In addition, like mutual funds, externally managed REITs have expenses, including advisory and administration fees, which are paid by their shareholders. Further, the failure of a company to qualify as a REIT or comply with applicable federal tax requirements could have adverse consequences for the Fund, including significantly reducing return to the Fund on its investment. REITs determine the characterization of their income annually and may characterize a portion of their distributions as a return of capital or capital gain.

Master Limited Partnerships – The Fund invests in master limited partnerships (“MLPs”) which are publicly traded partnerships engaged in, among other things, the transportation, storage and processing of minerals and natural resources, and are treated as partnerships for U.S. federal income tax purposes. By confining their operations to these specific activities, their interests, or units, are able to trade on public securities exchanges exactly like the shares of a corporation, without entity level taxation. To qualify as an MLP and to not be taxed as a corporation, a partnership must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). These qualifying sources include natural resource based activities such as the processing, transportation and storage of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner of an MLP is typically owned by a major energy company, an investment fund, the direct management of the MLP, or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners typically own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD is paid to both common and subordinated units and is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions.

ARROW DOW JONES GLOBAL YIELD ETF

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2022

Market Risk – The net asset value of the Fund will fluctuate based on changes in the value of the individual securities and ETFs in which the Fund invests. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change or climate related events, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid monthly. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Monthly distributions in excess of ordinary taxable income are treated as returns of capital. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Security Transactions and Related Income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities or until call date. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended January 31, 2019 to January 31, 2021, or expected to be taken in the Fund’s January 31, 2022 year-end tax returns. The Fund identifies its major tax jurisdictions as U.S. federal, Ohio (Nebraska in prior years) and foreign

ARROW DOW JONES GLOBAL YIELD ETF

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2022

jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Foreign Currency – The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade. Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions, gains and losses on the purchase and sale of foreign currencies and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year January 31, 2022, cost of purchases and proceeds from sales of portfolio securities (excluding in-kind transactions and short-term investments), amounted to $26,344,722 and $31,260,370, respectively.

For the year January 31, 2022, cost of purchases and proceeds from sales of portfolio securities for in-kind transactions amounted to $0 and $0, respectively.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

The business activities of the Fund are overseen by the Board, which is responsible for the overall management of the Fund. The Advisor serves as the Fund’s investment advisor pursuant to an investment advisory agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). The Trust has entered into a Global Custody Agreement with Brown Brothers Harriman & Co. to serve as custodian and to act as transfer and shareholder services agent. The Trust has also entered into an ETF Distribution Agreement (the “Distribution Agreement”) with Northern Lights Distributors, LLC (“NLD” or the “Distributor”) to serve as the distributor for the Fund. Archer Distributors, LLC, an affiliate of the Advisor is also a party to the Distribution Agreement and provides marketing services to the Fund, including responsibility for all the Fund’s marketing and advertising materials.

ARROW DOW JONES GLOBAL YIELD ETF

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2022

Pursuant to the Advisory Agreement, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a unitary management fee, computed and accrued daily and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets.

The Advisor’s unitary management fee is designed to pay the Fund’s expenses and to compensate the Advisor for providing services for the Fund. Out of the unitary management fee, the Advisor pays substantially all expenses of the Fund, including the costs of transfer agency, custody, fund administration, legal, audit and other services and Independent Trustees’ fees, except for payment of advisory fees, acquired fund fees and expenses, payments under the Fund’s 12b-1 plan, brokerage expenses, taxes, interest (including borrowing costs and dividend expenses on securities sold short), litigation expense and other extraordinary expenses (including litigation to which the Trust or the Fund may be a party and indemnification of the Trustees and officers with respect thereto). The Advisor, and not the Fund’s shareholders, would benefit from any reduction in fees paid for third-party services, including reductions based on increases in net assets.

The Trust, with respect to the Fund, has adopted a distribution and service plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund is authorized to pay distribution fees to the Distributor and other firms that provide distribution and shareholder services (“Service Providers”). If a Service Provider provides these services, the Fund may pay fees at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the 1940 Act. No distribution or service fees are currently paid by the Fund and there are no current plans to impose these fees. In the event Rule 12b-1 fees were charged, over time they would increase the cost of an investment in the Fund.

Ultimus Fund Solutions, LLC (“UFS”) – UFS, an affiliate of the Distributor, provides administration and fund accounting services to the Fund. Pursuant to a separate servicing agreement with UFS, the Advisor, on behalf of the Fund, pays UFS customary fees for providing administration and fund accounting services to the Fund. Certain officers of the Trust are also officers of UFS, and are not paid any fees directly by the Trust for serving in such capacities.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Advisor, on behalf of the Fund.

5.	CAPITAL SHARE TRANSACTIONS

Shares are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks known as “Creation Units.” Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 75,000 shares. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Fund. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National

ARROW DOW JONES GLOBAL YIELD ETF

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2022

Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the distributor. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per share of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances. In addition, the Fund may impose transaction fees on purchases and redemptions of Fund shares to cover the custodial and other costs incurred by the Fund in effecting trades. A fixed fee payable to the custodian may be imposed on each creation and redemption transaction regardless of the number of Creation Units involved in the transaction (“Fixed Fee”). Purchases and redemptions of Creation Units for cash or involving cash-in-lieu are required to pay an additional variable charge to compensate the Fund and its ongoing shareholders for brokerage and market impact expenses relating to Creation Unit transactions (“Variable Charge,” and together with the Fixed Fee, the “Transaction Fees”). Transaction Fees may be used to cover the custodial and other costs incurred by the Fund.

The Transaction Fees for the Fund are listed in the table below:

Fixed Fee	Variable Charge
$3,170	2.00%*

*	The maximum Transaction Fee may be up to 2.00% of the amount invested.

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the following years was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	January 31, 2022	January 31, 2021
Ordinary Income	$2,214,562	$1,048,872
Long-Term Capital Gain	—	—
Return of Capital	—	1,667,523
	$2,214,562	$2,716,395

As of January 31, 2022, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$281,418	$—	$—	$(75,246,797)	$—	$44,785	$(74,920,594)

ARROW DOW JONES GLOBAL YIELD ETF

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2022

The difference between book basis and tax basis unrealized appreciation, accumulated net investment income (loss) and accumulated net realized loss from investments and foreign currency transactions is primarily attributable to the tax deferral of losses on wash sales, mark-to-market on passive foreign investment companies, and tax adjustments for real estate investment trusts, partnerships and C-Corporation return of capital distributions.

At January 31, 2022, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains, along with capital loss carryforwards utilized as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total	CLCF Utilized
$21,296,559	$53,950,238	$75,246,797	$2,791,702

Permanent book and tax differences, primarily attributable to tax adjustments for realized gain (loss) on in-kind redemptions, and distributions in excess, resulted in reclassifications for the year ended January 31, 2022, as follows:

Paid
In	Accumulated
Capital	Earnings
$(146,170)	$146,170

7.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

	Gross Unrealized	Gross Unrealized	Net Unrealized
Tax Cost	Appreciation	Depreciation	Appreciation
$36,684,671	$4,427,485	$(4,356,506)	$70,979

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.

Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements, other than the following:

Distributions: The Board declared the following distributions after January 31, 2022:

Distribution Per Share	Record Date	Payable Date
$0.0834	2/17/2022	2/22/2022
$0.0228	3/17/2022	3/22/2022

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Arrow ETF Trust

and the Shareholders of Arrow Dow Jones Global Yield ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Arrow Dow Jones Global Yield ETF, a series of shares of beneficial interest in Arrow ETF Trust (the “Fund”), including the schedule of investments, as of January 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2022 by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Arrow ETF Trust since 2012.

Philadelphia, Pennsylvania

March 31, 2022

Arrow Dow Jones Global Yield ETF

EXPENSE EXAMPLE (Unaudited)

January 31, 2022

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other exchange traded funds. This example does not take into account transaction costs, such as brokerage commissions that you may pay on your purchases and sales of shares of the Fund.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from August 1, 2021 through January 31, 2022.

Actual Expenses

The “Actual” line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expenses Ratio
	Account Value	Account Value	During Period*	During Period**
	8/1/2021	1/31/2022	8/1/21 - 1/31/22	8/1/21 - 1/31/22
Actual	$1,000.00	$1,014.50	$3.81	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	$3.82	0.75%

*	“Actual” expense information for the Fund is for the period from August 1, 2021 to January 31, 2022. Actual expenses are equal to the Fund’s annualized net expense ratio multiplied by 184/365 (to reflect the period from August 1, 2021 to January 31, 2022). “Hypothetical” expense information for the Fund is presented on the basis of the full one-half year period to enable comparison to other funds. It is based on assuming the same net expense ratio and average account value over the period, but it is multiplied by 184/365 (to reflect the full half-year period).

**	Annualized.

Arrow Dow Jones Global Yield ETF

SUPPLEMENTAL INFORMATION (Unaudited)
January 31, 2022

FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENT

At a meeting held September 27, 2021 (the “Meeting”), the Board of Trustees (the “Board”) including the Trustees who are not “interested persons”, as such term is defined under Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered the renewal of the investment advisory agreement (the “Advisory Agreement”) between the Arrow ETF Trust (the “Trust”), and Arrow Investment Advisors, LLC (the “Adviser”) with respect to the Arrow Dow Jones Global Yield ETF (the “Global Yield ETF” or the “Fund”).

The Board, including the Independent Trustees, unanimously approved continuance of the Advisory Agreement based upon its review of the written materials provided at the Meeting, the reports provided at each quarterly meeting of the Board and the Board’s discussions with key personnel of the Adviser. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Below is a summary of the Board’s conclusions regarding various factors relevant to approval of continuance of the Advisory Agreement:

Nature, Extent and Quality of Services. In considering the renewal of the Advisory Agreement, the Board considered the nature, extent, and quality of services that the Adviser provided to the Fund, including the Adviser’s personnel and resources, a description of the manner in which investment decisions are made and executed, and a review of the financial condition of the Adviser. The Trustees noted that the portfolio management team is well qualified to manage and implement quantitative (rules based) investment strategies for both internal as well as external models and indexes. The Board reviewed the services the Adviser provided, including the activities of the Adviser’s best execution committee and the caliber of the investment management and related services. They agreed that the Adviser’s portfolio management team has extensive experience in alternative index replication, model implementation and derivative based trade execution within mutual funds and ETFs. They discussed the Adviser’s compliance infrastructure and resources. The Board also considered the Adviser’s management of service provider relationships.

The Board found that the Adviser had conducted ongoing analysis of unique investment strategies in an effort to provide positive returns to shareholders. Further, the Board considered the experience and knowledge of the management team. The Board concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methodologies and compliance policies and procedures to perform its duties under the Advisory Agreement and that the nature, overall quality and extent of the management services provided by the Adviser to the Fund was satisfactory.

Performance. The Board reviewed the Fund’s average total return compared to the average total returns of its peer group, Morningstar category average (Morningstar World Allocation) and benchmark index (Dow Jones Global Composite Yield Index). The Board considered that the Fund underperformed its benchmark index for the year- to-date, one-year, three-year, five-year and since inception periods, but outperformed its peer group and Morningstar category for the year-to-date and one-year periods. The Board further considered that the performance of the Fund is consistent with the Fund’s strategy. The Board concluded that the performance of the Fund was satisfactory.

Arrow Dow Jones Global Yield ETF

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

January 31, 2022

Advisory Fee. The Board reviewed the Fund’s advisory fee and expense ratio, taking into account the Fund’s average net assets, and reviewed information comparing the advisory fee and expense ratio to those of the Fund’s peer group and Morningstar category averages. The Board considered that the Adviser does not receive additional benefits from soft dollar arrangements. The Board noted that the Adviser’s fees appeared reasonable based on the Fund’s particular investment strategy, the relative complexity of the strategy and the resources needed to implement that strategy. The Board considered that the Fund’s advisory unitary fee was higher than the average of its peer group and its Morningstar Category. The Board further considered that the Fund’s overall expense ratio was lower than the average of its peer group and Morningstar Category.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of economies of scale for the benefit of Fund investors. The Board noted the Fund had not yet reached an asset level where the Adviser could likely realize meaningful economies of scale. The Board observed that economies of scale would be considered in the future as Fund asset levels grow.

Profitability. The Board also reviewed the profitability of the Adviser with respect to the Fund, noting the Adviser did not realize a profit with respect to the Fund. The Board concluded that excessive profitability was not an issue at this time.

Fallout Benefits. Because of its relationship with the Fund, the Adviser and its affiliates may receive certain benefits. The Board reviewed materials provided by the Adviser as to any such benefits.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement were fair and reasonable, and that the continuation of the Advisory Agreement was in the best interests of the Fund.

ARROW DOW JONES GLOBAL YIELD ETF
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
January 31, 2022

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees. The address of each Trustee and Officer is 6100 Chevy Chase Drive, Suite 100, Laurel, Maryland 20707, unless otherwise noted.

Independent Trustees

Name, Address, and Year of Birth	Position(s)/Term of Office(1)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee
Robert Andrialis Born in 1944	Trustee since 2014	Independent Consultant (2016 – present)	8	Arrow Investments Trust
Paul Montgomery Born in 1953	Trustee since 2011	Director of Research, Scotia Partners, LLC (2012 - present).	8	Arrow Investments Trust
Thomas Sarkany Born in 1946	Trustee since 2014	Founder and President, TTS Consultants, LLC (2010 – present).	8	Arrow Investments Trust, Northern Lights Fund Trust II, Northern Lights Fund Trust IV; Aquila Distributors, LLC

(1)	The term of office for each Trustee will continue indefinitely until the individual resigns or is removed.

(2)	The “Fund Complex” includes Arrow Investments Trust, a registered management investment company, in addition to the Trust.

ARROW DOW JONES GLOBAL YIELD ETF
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
January 31, 2022

Interested Trustees and Officers

Name, Address, and Year of Birth	Position(s)/Term of Office(1)	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee
Joseph Barrato* Born in 1965	Chairman of the Board, Trustee, President, and Principal Executive Officer since 2011	Founder and Chief Executive Officer, Arrow Investment Advisors, LLC (2006- present).	8	Arrow Investments Trust
Christopher Lewis Born in 1970	Chief Compliance Officer since 2021; Previously from 2016–2018	Chief Compliance Officer of Fund Complex(2) (2016–2018; 2021– present); Chief Compliance Officer, Arrow Investment Advisors, LLC (2017–2018; 2021–present); Founder, The Law Offices of Christopher H. Lewis (2019–present); General Counsel, Finitive LLC (2018)	N/A	N/A
Timothy Burdick 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474 Born in 1986	Secretary since 2020	Assistant Vice President, Ultimus Fund Solutions, LLC (2019-present); Senior Program Compliance Manager, CJ Affiliate (2016-2019).	N/A	N/A
Sam Singh 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474 Born in 1976	Principal Financial Officer and Treasurer since 2013	Vice President, Ultimus Fund Solutions, LLC (2015 - present)	N/A	N/A

*	Joseph Barrato is considered to be an “interested person” of the Trust, as that term is defined in the 1940 Act, because he is a controlling interest holder of the investment advisor to the Fund, Arrow Investment Advisors, LLC.

(1)	The term of office for each Trustee will continue indefinitely until the individual resigns or is removed. Officers of the Trust are elected annually.

(2)	The “Fund Complex” includes Arrow Investments Trust, a registered management investment company, in addition to the Trust.

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-277-6933.

PRIVACY NOTICE

REV. NOVEMBER 2011

FACTS	WHAT DOES ARROW ETF TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	■ Social Security number ■ Assets ■ Retirement Assets ■ Transaction History ■ Checking Account Information	■ Purchase History ■ Account Balances ■ Account Transactions ■ Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Arrow ETF Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Arrow ETF Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-877-277-6933

Who we are
Who is providing this notice?	Arrow ETF Trust
What we do
How does Arrow ETF Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Arrow ETF Trust collect my personal information?

We collect your personal information, for example, when you

■       Open an account

■       Provide account information

■       Give us your contact information

■       Make deposits or withdrawals from your account

■       Make a wire transfer

■       Tell us where to send the money

■       Tells us who receives the money

■       Show your government-issued ID

■       Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■       Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■       Affiliates from using your information to market to you

■       Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Arrow ETF Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ Arrow ETF Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Arrow ETF Trust does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve-month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-877-277-6933 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at www.sec.gov.

INVESTMENT ADVISOR

Arrow Investment Advisors, LLC

6100 Chevy Chase Drive, Suite 100

Laurel, MD 20707

ADMINISTRATOR

Ultimus Fund Solutions, LLC

4221 North 203rd Street, Suite 100

Elkhorn, NE 68022-3474

GYLD-AR22

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The Registrant’s board of trustees has determined that Robert S. Andrialis is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Andrialis is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2022 - $14,500

2021 - $14,500

(b)	Audit-Related Fees

2022 - None

2021 – None

(c)	Tax Fees

2022 - $ 3,000

2021 - $ 2,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2022 - None

2021 – None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

2022      2021

Audit-Related Fees:       0.00%  0.00%

Tax Fees:                     0.00%  0.00%

All Other Fees:             0.00%  0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2022 - $3,000

2021 - $2,500

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)A of the Exchange Act. The registrant’s audit committee members are Robert S. Andrialis, Paul Montgomery and Thomas T. Sarkany.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. There were no material changes to the procedures by which Shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. - Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Code of Ethics herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Arrow ETF Trust

By (Signature and Title)

/s/ Joseph Barrato

Joseph Barrato, Principal Executive Officer/President

Date 4/08/22

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Joseph Barrato

Joseph Barrato, Principal Executive Officer/President

Date 4/08/22

By (Signature and Title)

/s/ Sam Singh

Sam Singh, Principal Financial Officer/Treasurer

Date 4/08/22